Park Sterling Corporation

2014Q1 Earnings Conference Call

April 24, 2014

Forward Looking Statements and Non-GAAP Measures

PARKSTERLING

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Provident Community Bancshares, Inc. ("Provident Community"); the risk that a closing condition to the merger may not be satisfied, including the inability to obtain governmental approvals of the merger on the proposed terms and schedule or the failure of Provident Community shareholders to approve the merger; failure to realize synergies and other financial benefits from the proposed merger within the expected time frames; increases in expected costs or difficulties related to integration matters; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, and other similar matters with respect to Park Sterling or Provident Community; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to effectively redeploy resources from the custody business to the core asset management business; inability to generate future organic growth in loan balances or retail banking or wealth management results through the hiring of new personnel, development of new products or otherwise; the effects of negative or soft economic conditions or a "double dip" recession, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; deterioration in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses of Park Sterling or Provident Community; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans of Park Sterling or Provident Community; deterioration in the value of securities held in the investment securities portfolio of Park Sterling or Provident Community; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling or Provident Community of a potential increasing rate environment; the potential impacts of any additional government shutdown and further debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES
Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

First Quarter Highlights

PARKSTERLING

Strong Financial Performance and Advancement of Growth Initiatives [(1)]

- Reported strong operating results
  - Adjusted net income available to common shareholders* of $3.4 million, or $0.08 per share
  - Adjusted annualized return on average assets* of 0.70%
  - Nonperforming loans to total loans decreased 25 bps to 0.70%
  - Nonperforming assets to total assets decreased 14 bps to 1.23%
  - Tangible common equity to tangible assets* of 11.73%
  - Tier 1 leverage ratio of 11.73%
  - Declared cash dividend on common shares of $0.02 per share (April 2014)

- Advancing acquisition of Provident Community
  - Remain focused on 2014Q2 closing
  - Targeting 2014Q3 core conversion

- Increased investment in key businesses
  - Continued hiring activities in commercial lines of business
  - Continued hiring activities in personal financial services lines of business
  - Introduced third phase of new mobile banking platform (April 2014)

- Focused on driving long-term shareholder value
  - Leverage strength in existing markets
  - Invest in organic growth opportunities
  - Remain active in M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to December 31, 2013 and the three months then ended.

Provident Community Bancshares, Inc.

PARKSTERLING

I am PARKSTERLING ...You can count on me.



Richmond
VA
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
Wilmington
Charleston
GA
95
85
26
PSTB Branch (44)
PSTB Loan Production (1)
PCBS Branch (9)

Charlotte-Concord-Gastonia, NC-SC MSA

2013 Rank	Institution	# of Branches	2013 Deposits ($mm)	2013 Market Share
1	Bank of America Corp.	65	$163,132	76.95 %
2	Wells Fargo & Co.	96	30,469	14.37
3	BB&T Corp.	71	5,459	2.57
4	Fifth Third Bancorp	41	1,896	0.89
5	SunTrust Banks Inc.	38	1,435	0.68
6	First Citizens BancShares Inc.	36	1,430	0.67
7	**PRO FORMA COMBINED**	**20**	**929**	**0.43**
7	**Park Sterling Corp.**	**17**	**876**	**0.41**
8	Yadkin Financial Corp.	18	681	0.32
9	BNC Bancorp	7	570	0.27
10	First Citizens Bancorp. Inc.	13	514	0.24
11	First Financial Holdings Inc.	8	479	0.23
12	PNC Financial Services Group Inc.	15	466	0.22
13	F & M Financial Corp.	11	444	0.21
14	CommunityOne Bancorp	15	419	0.20
15	Regions Financial Corp.	3	301	0.14
40	**Provident Community Bancshares**	**3**	**53**	**0.02**

- Attractive extension of existing branch network
  - Solidifies position as premier regional-community bank in Charlotte-Concord-Gastonia MSA (#7 deposit market share)
  - Enhances branch density in Upstate and Midlands regions of South Carolina
  - Opportunity to offer broader product capabilities to new customers
- Attractive risk-return profile
  - Base case estimated cost savings of 40% result in
    - Earnings accretion > 12%
    - Tangible book value per share payback < 3.0 years
    - Internal rate of return > 15%
  - Significant opportunity to enhance returns through redeployment of Provident Community cash and securities ($186 million, or 58% of total assets at 2013Q4)
- Integration efforts on schedule
  - Anticipate closing parent merger and subsidiary bank merger in 2014Q2
  - Anticipate re-branding retail branches and core conversion in 2014Q3

Source: SNL and company data

Expanding Origination Capabilities

Commercial Banking

- Metro markets (eight new professionals)
  - Established new Richmond, VA loan production office
  - New banker in Charlotte, NC market
  - New banker in Charleston, SC market
  - New banker and treasury services officer in Greenville, SC market
- Community markets (two new professionals)
  - New Gastonia, NC market president
  - New banker in Upstate South Carolina market

Personal Financial Services

- Wealth Management (eight new professionals)
  - New head of Wealth Management
  - New director of Private Banking
  - Established new Richmond, VA office
  - New officers in Charlotte, NC market
- Mortgage Banking (two new professionals)
  - Added new head of Mortgage Banking
  - Introduced new portfolio product offerings
  - Expanded secondary market distribution network
- Retail Banking (two new professionals)
  - Introduced new Sterling at Work offering
  - Introduced enhanced mobile banking platform
- Marketing (one new professional)
  - Added new Chief Marketing Officer
  - Completed initial preparation for new brand campaign

New Mobile Banking Features


Introducing 2 new app features.
PicturePay Pay a bill with a picture taken by your mobile device.
Debit On/Off When not using the card, turn it off to prevent most fraud.
<< Find out more
Also features: Mobile Deposit, Secure Balance View, Transfer Funds, and more

Picture Pay™


Log Out
Picture Pay
Select History to see all payments or Payees to filter by payees
History
Payees
Pay Again
PICTURE PAYMENT


Back
Picture Payment Verification
Submitted Image
Select Account
Enter Amount
Estimated Delivery Date
4-25-2014
Expedited Delivery Option
Submit

Debit On/Off


Back
My Cards
Card Number (....7988)
Activation:
VISA

- Introduced two new, competitively unique features in mobile banking application (April 2014)
  - Picture Pay™
    - Enables retail customers to automatically pay their bills simply by taking a picture of the invoice and entering a payment amount, without keying any additional payee information
    - Prior payee information retained for ease of future use (no need to take picture again)
  - Debit On/Off (My Cards)
    - Enables retail customers to instantaneously activate or de-activate their debit card simply by touching a single button
    - Puts consumers in full control of their debit card, for security or other purposes

Earnings Profile

PARKSTERLING

Three Month Results

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Net Income					
Total interest income	$ 19,323	$ 20,144	$ 19,736	$ 19,602	$ 19,206
Total interest expense	1,587	1,473	1,422	1,900	1,931
Net interest income	17,736	18,671	18,314	17,702	17,275
Provision for loan losses	309	75	(419)	780	(17)
Net interest income after provision	17,427	18,596	18,733	16,922	17,292
Noninterest income	3,458	3,968	3,257	4,404	3,486
Noninterest expense	15,921	16,784	15,670	15,726	15,743
Pretax income	4,964	5,780	6,320	5,600	5,035
Income tax expense	1,724	1,968	2,106	1,561	1,480
Net income	$ 3,240	$ 3,812	$ 4,214	$ 4,039	$ 3,555
Preferred dividends	51	302	-	-	-
Net income available to common	$ 3,189	$ 3,510	$ 4,214	$ 4,039	$ 3,555
Net income available to common per share	$ 0.07	$ 0.08	$ 0.10	$ 0.09	$ 0.08
Weighted average dilutive shares	*44,069,053*	*44,204,581*	*44,273,821*	*44,288,998*	*44,264,178*
Adjusted Net Income*					
Reported pretax income	$ 4,964	$ 5,780	$ 6,320	$ 5,600	$ 5,035
Plus: merger-related expenses	836	822	167	386	81
Less: (gain) loss on sale of securities	-	(104)	-	6	(276)
Adjusted pretax income	5,800	6,498	6,487	5,992	4,840
Income tax expense	1,995	2,235	2,162	1,697	1,414
Adjusted net income	$ 3,805	$ 4,263	$ 4,325	$ 4,295	$ 3,426
Preferred dividends	51	302	-	-	-
Adjusted net income available to common	$ 3,754	$ 3,961	$ 4,325	$ 4,295	$ 3,426
Adjusted net income available to common per share	$ 0.09	$ 0.09	$ 0.10	$ 0.10	$ 0.08

- Net income available to common shareholders of $3.6 million, or $0.08 per share, in 2014Q1
  - Compared to $4.0 million, or $0.09 per share, in 2013Q4
- Adjusted net income available to common shareholders* of $3.4 million, or $0.08 per share, in 2014Q1 (excludes merger-related expenses and gain or loss on sale of securities)
  - Compared to $4.3 million, or $0.10 per share, in 2013Q4
- Driving factors
  - Fewer days in the quarter contributed to lower net interest income
  - Improved asset quality led to net release in provision for loan losses
  - Decreased activity in mortgage banking contributed to lower noninterest income
  - Noninterest expense held flat despite significant new hiring activity

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

PARKSTERLING

Three Month Results

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Average Balance					
Loans, including LHFS	$ 1,346,606	$ 1,337,318	$ 1,319,037	$ 1,310,381	$ 1,305,157
Marketable securities	262,795	302,358	343,816	356,930	399,208
Other earning assets	122,782	102,636	85,044	55,377	59,802
Total earning assets	1,732,183	1,742,312	1,747,897	1,722,688	1,764,167
Interest bearing deposits	1,354,003	1,327,566	1,324,495	1,301,781	1,357,606
Borrowed funds	85,941	79,187	78,474	85,611	78,571
Total interest-bearing liabilities	1,439,944	1,406,753	1,402,969	1,387,392	1,436,177
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 18,140	$ 18,805	$ 17,970	$ 17,753	$ 16,926
Marketable securities	1,056	1,263	1,636	1,828	2,193
Other earning assets	127	76	130	21	87
Total interest income	19,323	20,144	19,736	19,602	19,206
Interest expense - deposits	(1,015)	(906)	(854)	(1,332)	(1,378)
Interest expense - borrowed funds	(572)	(567)	(568)	(568)	(553)
Total interest expense	(1,587)	(1,473)	(1,422)	(1,900)	(1,931)
Net interest income	$ 17,736	$ 18,671	$ 18,314	$ 17,702	$ 17,275
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.46%	5.64%	5.41%	5.38%	5.26%
Marketable securities	1.63%	1.68%	1.89%	2.03%	2.23%
Other earning assets	0.42%	0.30%	0.61%	0.15%	0.59%
Total earning assets	4.52%	4.64%	4.48%	4.51%	4.42%
Interest bearing deposits	-0.30%	-0.27%	-0.26%	-0.41%	-0.41%
Borrowed funds	-2.70%	-2.87%	-2.87%	-2.63%	-2.85%
Total interest-bearing liabilities	-0.45%	-0.42%	-0.40%	-0.54%	-0.55%
Net interest spread	4.08%	4.22%	4.08%	3.97%	3.87%
Net interest margin	4.15%	4.30%	4.16%	4.08%	3.97%
Adjusted net interest margin*	4.15%	4.17%	4.04%	3.99%	3.97%

- Average earning assets increased $41.5 million (2%) in 2014Q1 to $1.76 billion
  - Average loans decreased $5.2 million (0%) to $1.31 billion, driven by decrease in acquired loans (see *Loan Portfolio*)
  - Average marketable securities increased $42.3 million (12%) to $399.2 million, driven by 2013Q4 investment strategy (see *Marketable Securities Portfolio*)
- Net interest income decreased $427,000 (2%) in 2014Q1 to $17.3 million
  - Fewer days account for $384,000, or 90%, of reduction
  - Included $363,000 (99%) decrease in accelerated accretion to $2,000
  - Net interest margin decreased 11 basis points in 2014Q1 to 3.97%
  - Yield on earning assets decreased 9 basis points to 4.42%
- Adjusted net interest margin* (excludes accelerated accretion) decreased 2 basis points in 2014Q1 to 3.97%, due primarily to higher mix of other earning assets

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

PARKSTERLING

Three Month Results

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Noninterest Income					
Service charges on deposit accts	$ 764	$ 616	$ 637	$ 629	$ 633
Mortgage banking income	968	977	401	777	244
Income from wealth mgmt activities	708	731	910	848	775
ATM and card income, net	488	692	639	555	548
Income from bank-owned life insurance (BOLI)	381	528	537	417	1,120
Gain (loss) on sale of securities	-	104	-	(6)	276
Accretion (amortization) of indemnification asset	(27)	43	(45)	(218)	(482)
Other noninterest income	176	277	178	1,402	372
Total noninterest income	$ 3,458	$ 3,968	$ 3,257	$ 4,404	$ 3,486
Adjusted Noninterest Income*					
Total noninterest income	$ 3,458	$ 3,968	$ 3,257	$ 4,404	$ 3,486
Less: gain (loss) on sale of securities	-	(104)	-	6	(276)
Adjusted noninterest income	$ 3,458	$ 3,864	$ 3,257	$ 4,410	$ 3,210
Memo Items					
Discretionary assets held	$ 287,816	$ 299,679	$ 325,292	$ 345,916	$ 348,836
Non-discretionary assets held	515,113	491,921	481,642	193,485	99,413
Total wealth management assets	$ 802,929	$ 791,600	$ 806,934	$ 539,401	$ 448,249

Note: As previously discussed, in 2013Q3 the company decided to exit the custody portion of our wealth management business. The transition should be completed by mid-2014. This decision, which led to the decrease in non-discretionary assets held to $99.4 million in 2014Q1 from $193.5 million in 2013Q4, is expected to have a negative impact on existing noninterest income of approximately $175,000 per quarter from 2013Q3 baseline, ramping in over the transition period. Resources previously focused on the custody business are expected to be redirected to the company's core asset management business. Management believes the resulting improvements to the company's risk-return profile will enhance long-term shareholder value.

- Noninterest income decreased $918,000 (21%) in 2014Q1 to $3.5 million
  - Infrequent items largely offset on linked-quarter basis
    - 2013Q4 includes $1.1 million (non-taxable) gain from settling contingent underwriting fee liability remaining from the Bank's 2010 public offering
    - 2014Q1 includes $651,000 death benefit in BOLI income (non-taxable) and $276,000 in securities gains (generating cash at Parent to fund pending merger)
  - Other 2014Q1 results include
    - $533,000 (69%) decrease in mortgage banking income due to lower processing volumes (includes $364,000 linked-quarter decline related to ASC 815-10-S99-1)
    - $73,000 (9%) decrease in income from wealth management, driven by exit from custody business
    - $264,000 (121%) increase in amortization of indemnification asset
- Adjusted noninterest income* (excludes gain or loss on sale of securities) decreased $1.2 million (27%) in 2014Q1 to $3.2 million

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

PARKSTERLING

Three Month Results

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Noninterest Expenses					
Salaries and employee benefits	$ 8,778	$ 8,800	$ 8,606	$ 8,386	$ 9,228
Occupancy and equipment	1,908	1,980	1,861	1,941	2,005
Data processing and service fees	1,653	1,640	1,268	1,389	1,346
Legal and professional fees	893	861	732	655	661
Deposit charges and FDIC insurance	487	409	372	379	240
(Gain) loss on disposal of fixed assets	(16)	-	(2)	430	1
Communication fees	432	448	432	425	436
Postage and supplies	329	298	188	194	175
Loan and collection expense	326	679	556	411	288
Core deposit intangible amortization	257	257	257	257	257
Advertising and promotion	220	150	186	282	233
Net cost of operation of OREO	(428)	(36)	142	(48)	53
Other noninterest expense	1,082	1,298	1,072	1,025	820
Total noninterest expenses	$ 15,921	$ 16,784	$ 15,670	$ 15,726	$ 15,743
Memo Items					
Total noninterest expenses	$ 15,921	$ 16,784	$ 15,670	$ 15,726	$ 15,743
Merger-related expense	836	822	167	386	81
Adjusted noninterest expenses*	$ 15,085	$ 15,962	$ 15,503	$ 15,340	$ 15,662
Stock expense (non-cash)	$ 525	$ 539	$ 405	$ 307	$ 246
FTE headcount (#)	450	452	451	458	470

- Noninterest expenses increased $17,000 (0%) in 2014Q1 to $15.7 million
  - Salaries and employee benefits increased $842,000 (10%) due to hiring initiatives
  - Deposit charges and FDIC insurance decreased $139,000 (37%) due to a favorable true-up in the estimated assessment
  - Loss on disposal of fixed assets decreased $429,000 (100%) due to linked-quarter activity decline
  - Loan and collection expenses decreased $123,000 (30%) due to lower legal fees
  - Other noninterest expense decreased $205,000 (20%) due to net reductions in other areas
- Adjusted noninterest expenses* (excludes merger-related expenses) increased $322,000 (2%) in 2014Q1 to $15.7 million
  - Driven by hiring initiatives

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in table above)*

Peer Group Comparisons – Earnings Profile

PARKSTERLING

Adjusted Return on Average Assets (%) (annualized)*



1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.77
0.81
0.87
0.88
0.70
0.65
0.72
0.85
0.83
0.73
0.67 0.56 0.32
0.78 0.59 0.39
0.88 0.69 0.55
0.81 0.68 0.59
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%) (annualized)*



10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
5.90
6.07
6.63
6.47
5.23
5.01
5.38
6.46
6.09
5.43
7.32 5.25 2.14
7.86 5.98 3.81
8.81 6.19 3.60
7.65 6.48 5.89
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
4.15
4.30
4.16
4.08
3.97
4.15
4.17
4.04
3.99
3.97
4.48 4.18 3.42
4.33 4.09 3.32
4.32 4.12 3.52
4.53 4.03 3.75
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

Cost of Interest Bearing Liabilities (%) (annualized)



1.20
1.00
0.80
0.60
0.40
0.20
0.45
0.42
0.40
0.54
0.55
1.02 0.77 0.59
0.86 0.67 0.50
0.83 0.61 0.49
0.77 0.59 0.46
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

Source: SNL and company data

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Balance Sheet Trends

PARKSTERLING

Period-End Balance Sheet Composition

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Cash and equivalents	$ 122,265	$ 112,710	$ 52,697	$ 55,067	$ 104,846
Total securities (including non-marketable)	304,986	335,625	361,837	407,368	396,760
Loans held for sale	11,659	10,985	3,070	2,430	2,063
Total loans	1,329,749	1,304,659	1,316,342	1,295,808	1,302,826
Allowance for loan losses	(10,749)	(10,847)	(8,652)	(8,831)	(9,076)
Premises and equipment, net	57,596	56,929	56,670	55,923	55,893
FDIC loss share receivable	15,340	14,848	13,959	10,025	9,209
OREO	21,251	16,283	14,881	14,492	15,526
Bank-owned life insurance	46,546	47,019	47,485	47,832	47,840
Deferred tax asset	39,140	40,595	38,528	36,318	34,183
Goodwill and intangibles	35,821	35,563	35,306	35,049	34,792
Other assets	9,967	8,554	7,768	9,309	10,382
Total assets	$1,983,571	$1,972,923	$1,939,891	$1,960,790	$2,005,244
Total deposits	1,594,821	1,593,105	1,555,963	1,599,885	1,637,461
Total borrowings	87,060	78,988	99,634	78,048	79,458
Other liabilities	22,705	23,773	24,541	20,774	22,359
Total liabilities	1,704,586	1,695,866	1,680,138	1,698,707	1,739,278
Preferred equity	20,500	20,500	-	-	-
Common equity	258,485	256,557	259,753	262,083	265,966
Total liabilities and shareholders' equity	$1,983,571	$1,972,923	$1,939,891	$1,960,790	$2,005,244
Memo Items					
Covered loans	$ 91,936	$ 85,146	$ 76,035	$ 71,134	$ 65,173
Covered loans to total loans (%)	6.9%	6.5%	5.8%	5.5%	5.0%
Covered OREO	$ 7,654	$ 6,542	$ 6,173	$ 5,088	$ 6,652
Covered OREO to total OREO (%)	36.0%	40.2%	41.5%	35.1%	42.8%
Tangible book value per share*	$ 5.07	$ 5.03	$ 5.10	$ 5.16	$ 5.26
Tangible common equity to tangible assets*	11.43%	11.41%	11.78%	11.79%	11.73%
Period end dilutive shares	*43,929,905*	*43,950,905*	*44,007,484*	*43,960,270*	*43,930,017*

- Total assets increased $44.5 million (2%) in 2014Q1 to $2.01 billion
  - Total loans increased $7.0 million (1%) to $1.30 billion (see *Loan Portfolio – Quarterly Changes*)
  - Cash and equivalents increased $49.8 million (90%), due primarily to proceeds from strong deposit growth
- Total liabilities increased $40.6 million (2%) in 2014Q1 to $1.74 billion
  - Driven by $37.6 million (2%) increase in total deposits (see *Funding Profile*)
- Total capital increased $3.9 million (1%) in 2014Q1 to $266.0 million
  - Tangible common equity to tangible assets* remained strong at 11.73%
  - Tangible book value* strengthened to $5.26 per share
  - Declared $0.02 per share dividend on common shares (April 2014)

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Marketable Securities Portfolio

PARKSTERLING

Marketable Securities Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5.9%
10.3%
16.0%
25.0%
42.5%
1.5%
5.1%
19.3%
18.5%
26.1%
29.5%
1.9%
4.7%
20.5%
17.6%
24.5%
31.3%
1.7%
4.1%
19.3%
15.4%
27.1%
32.9%
1.6%
3.3%
19.5%
16.0%
27.3%
32.7%
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

Marketable Securities Mix by Designation (%)


100%
80%
60%
40%
20%
0%
100.0%
100.0%
7.5%
92.5%
12.9%
87.1%
13.1%
86.9%
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
% AFS securities
% HTM securities

Marketable Securities Mix by Rate (%)


100%
80%
60%
40%
20%
0%
15.2%
84.8%
15.2%
84.8%
16.0%
84.0%
16.0%
84.0%
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
% Fixed rate notes
% Floating rate notes

- Marketable securities decreased $9.9 million (2%) to $391.5 million in 2014Q1, driven by principal cash flows and sale of securities to generate cash at parent level to fund pending merger

- Marketable securities mix shifted slightly in 2014Q1 as a result of sale at parent level
  - Agency pass-through mortgages, agency CMOs and asset-backed securities each remained fairly level as a percentage of total marketable securities
  - CMBS increased slightly to 16.0% from 15.4% in 2013Q4
  - Municipals decreased to 3.3% from 4.1% in 2013Q4

- Utilizing several strategies to manage mark-to-market
  - $51.3 million (13%) designated as HTM
  - $62.3 million (16%) floating rate coupon
  - $70.0 million in fixed rate pay swaps related to FHLB borrowings and brokered IND deposits[1]
  - Diversification in security types and individual positions

- Asset-backed securities included four CLOs totaling $23.5 million in FMV at 2014Q1, of which one totaling $5 million has been amended to comply with the Volcker Rule
  - Potential OTTI for ineligible bonds $294,000 at 2014Q1 (if not compliant prior to April 2017 deadline)

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands) 1- Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers. AFS securities reported at fair market value. HTM securities reported at amortized cost.

Loan Portfolio (excluding LHFS)

PARKSTERLING

Loans by Market Segment ($)


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,329,749
$1,304,659
$1,316,342
$1,295,808
$1,302,826
$298,647
$313,079
$318,518
$302,071
$299,077
$498,513
$446,672
$426,297
$414,231
$400,121
$532,589
$544,908
$571,527
$579,505
$603,628
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
Metro markets
Community markets
Central business units

- Total loans, excluding loans held for sale, increased $7.0 million (1%) in 2014Q1 to $1.30 billion
  - Metro markets continued to report strong growth as loans increased $24.1 million (17% annualized) to $603.6 million
  - Community markets decreased $14.1 million (14% annualized) to $400.1 million, in part due to continued contraction in acquired performing loans
  - Central business unit loans decreased $3.0 million (4% annualized) to $299.1 million, as managed reductions in acquired PCI loans more than offset growth in asset-based lending and builder finance

Loans by Accounting Designation ($)


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,329,749
$1,304,659
$1,316,342
$1,295,808
$1,302,826
$215,968
$201,585
$184,762
$163,787
$149,502
$556,135
$493,660
$433,695
$404,440
$375,675
$557,646
$609,414
$697,885
$727,581
$777,649
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loan Mix by Product Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6.0%
6.1%
5.7%
4.9%
4.9%
11.8%
11.4%
11.1%
11.1%
11.0%
13.6%
13.8%
13.3%
13.4%
13.2%
10.6%
9.9%
10.8%
11.0%
9.4%
27.6%
28.2%
28.3%
29.5%
31.5%
30.4%
30.6%
30.8%
30.1%
29.9%
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)

Loan Portfolio – Quarterly Changes (excluding LHFS)

PARKSTERLING

Change in Total Loans ($)


2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
$650,000
$550,000
$450,000
$350,000
$250,000
$150,000
$50,000
$(50,000)
Citizens South Merger contributed $677,492 (CSBC; October 2012)
Community Capital Merger contributed $380,992 (CPBK; November 2011)
$391,635
$(31,185)
$(15,356)
$(4,223)
$648,424
$(26,958)
$(25,090)
$11,683
$(20,534)
$7,018

Change in Nonacquired Loans* ($)


2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
$325,000
$250,000
$175,000
$100,000
$25,000
$(50,000)
$28,135
$(8,702)
$15,512
$16,836
$88,714
$49,739
$51,768
$88,471
$29,696
$50,068

Change in Acquired Performing Loans ($)


2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
$325,000
$250,000
$175,000
$100,000
$25,000
$(50,000)
$299,682
$(14,508)
$(23,070)
$(15,837)
$368,251
$(58,383)
$(62,475)
$(59,965)
$(29,255)
$(28,765)

Change in Acquired PCI Loans ($)


2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
$325,000
$250,000
$175,000
$100,000
$25,000
$(50,000)
$63,818
$(7,975)
$(7,798)
$(5,222)
$191,459
$(18,314)
$(14,383)
$(16,823)
$(20,975)
$(14,285)

- Strong loan origination capabilities have been largely masked by decreases in acquired loans over the last ten quarters
  - In the three quarters following the Community Capital merger, total loans decreased $50.8 million (7%) despite a $23.6 million (6%) increase in nonacquired loans* (which include both originations and transfers from acquired performing loans)
  - In the four quarters following the Citizens South merger, total loans decreased $60.9 million (5%) despite a $219.7 million (43%) increase in nonacquired loans
- Differences in net loan growth by accounting designation are evident in these charts
  - Nonacquired loans* show a $410.2 million (112%) increase over this ten quarter period
  - Acquired performing loans show a $402.9 million (52%) decrease from their gross $778.6 million aggregate purchase amount
  - Acquired PCI loans show a $130.4 million (47%) decrease from their gross $279.9 million aggregate purchase amount

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
** Nonacquired loans include originations and transfers from acquired performing (when renewed or when the FMV adjustment is fully accreted).*

Funding Profile

PARKSTERLING

Funding Profile

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Deposit Mix					
Noninterest bearing DDA	$ 256,931	$ 265,246	$ 262,114	$ 255,861	$ 265,929
MMDA, NOW and savings accounts	733,493	743,791	729,209	735,755	772,268
Time deposits < $250,000	453,653	442,458	424,947	404,323	385,027
Core deposits	1,444,077	1,451,495	1,416,270	1,395,939	1,423,224
Time deposits > $250,000	46,915	43,207	43,108	37,676	51,047
Brokered IND[1]	-	-	-	63,841	62,896
Brokered time deposits	103,829	98,403	96,585	102,429	100,294
Total deposits	$1,594,821	$1,593,105	$1,555,963	$1,599,885	$1,637,461
Borrowings and Shareholders' Equity					
Short-term borrowings	$ 10,368	$ 2,176	$ 2,702	$ 996	$ 2,287
FHLB advances	55,000	55,000	75,000	55,000	55,000
Subordinated debt	21,692	21,812	21,932	22,052	22,171
Total borrowings	$ 87,060	$ 78,988	$ 99,634	$ 78,048	$ 79,458
Preferred equity	$ 20,500	$ 20,500	$ -	$ -	$ -
Common equity	258,485	256,557	259,753	262,083	265,966
Total shareholders' equity	$ 278,985	$ 277,057	$ 259,753	$ 262,083	$ 265,966
Memo Items					
Noninterest bearing DDA to total deposits	16.1%	16.6%	16.8%	16.0%	16.2%
Core deposits to total deposits	90.5%	91.1%	91.0%	87.3%	86.9%
Brokered deposits[2] to total deposits	6.5%	6.2%	6.2%	10.4%	10.0%
Wholesale funding[3] ratio	11.35%	10.61%	11.85%	14.56%	14.13%
Tangible common equity to tangible assets*	11.43%	11.41%	11.78%	11.79%	11.73%

1 - Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2 - Brokered deposits include brokered IND and brokered time deposits.
3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

- Total deposits increased $37.6 million (10% annualized) to $1.64 billion in 2014Q1
  - Noninterest bearing increased $10.1 million (16% annualized) driven by strong retail and commercial results
  - MMDA, NOW and savings increased $36.5 million (20% annualized) driven by strong retail results
  - Total time deposits decreased $8.1 million (6% annualized) due to emphasis on growing transaction account relationships
- Other funding activity included
  - Total borrowings increased $1.4 million (2%) to $79.5 million in 2014Q1
  - Total shareholders' equity increased $3.9 million (1%) to $266.0 million, driven by retained earnings and lower unrealized securities losses

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)

Peer Group Comparisons – Capital and Liquidity

PARKSTERLING

Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
11.62
11.80
11.11
11.63
11.73
11.01 10.17 9.39
10.94 10.23 8.90
11.23 10.55 9.50
11.26 10.16 8.85
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
11.35
10.61
11.85
14.56
14.13
15.47 8.83 6.39
14.13 9.55 6.11
15.80 10.37 5.71
15.56 10.18 6.16
2012Q4
2013Q1
2013Q2
2013Q3
2014Q1
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
11.43
11.41
11.78
11.79
11.73
8.96 8.05 6.56
9.05 8.06 6.95
9.21 8.19 7.04
9.21 8.16 7.23
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


25.00
20.00
15.00
10.00
5.00
16.92
19.98
18.21
20.53
20.77
18.10 15.77 11.49
17.99 16.31 11.01
16.05 14.12 10.72
15.40 13.78 9.99
2012Q4
2013Q1
2013Q2
2013Q3
2014Q1
75th %
50th %
25th %
PSTB

*Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality

PARKSTERLING

Asset Quality Trends

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Loan Mix by Grade[1]					
Pass Grade	$1,291,289	$1,272,842	$1,279,938	$1,260,618	$1,268,651
Special Mention	17,759	14,302	19,044	20,409	20,132
Classified	20,910	17,349	16,997	14,781	13,002
Gross loans	$1,329,958	$1,304,493	$1,315,979	$1,295,808	$1,301,785
Pass Grade	97.1%	97.6%	97.3%	97.3%	97.5%
Special Mention	1.3%	1.1%	1.4%	1.6%	1.5%
Classified	1.6%	1.3%	1.3%	1.1%	1.0%
Gross loans	100.0%	100.0%	100.0%	100.0%	100.0%
Asset Quality Measures					
Nonaccrual loans	$ 9,725	$ 6,832	$ 6,778	$ 8,428	$ 5,092
Troubled debt restructurings	7,383	7,767	7,527	3,854	3,562
Loans 90+-days past due, and still accruing	2	196	357	17	493
Nonperforming loans	17,110	14,795	14,662	12,299	9,147
OREO (covered and non-covered)	21,251	16,283	14,881	14,492	15,526
Nonperforming assets	$ 38,361	$ 31,078	$ 29,543	$ 26,791	$ 24,673
Nonperforming loans to total loans (%)	1.29%	1.13%	1.11%	0.95%	0.70%
Nonperforming assets to total assets (%)	1.93%	1.58%	1.52%	1.37%	1.23%
Net charge-offs (recoveries)	$ 151	$ 274	$ 1,776	$ 805	$ (549)
Annualized net charge-offs to average loans (%)	0.05%	0.08%	0.53%	0.24%	-0.17%
Adjusted net charge-offs (recoveries)*	$ (263)	$ 297	$ 816	$ 805	$ (698)
Annualized adj. net charge-offs to average loans* (%)	-0.08%	0.09%	0.25%	0.24%	-0.22%
OREO Roll-Forward Analysis					
Beginning OREO	$ 25,073	$ 21,251	$ 16,283	$ 14,881	$ 14,492
Additions	3,157	1,122	2,659	3,269	3,547
Acquired OREO	-	-	-	-	-
Write-downs	(229)	(784)	(139)	(242)	(146)
Sales	(6,750)	(5,306)	(3,922)	(3,416)	(2,367)
Ending OREO	$ 21,251	$ 16,283	$ 14,881	$ 14,492	$ 15,526
Memo Items					
Covered OREO	$ 7,654	$ 6,542	$ 6,173	$ 5,088	$ 6,652
Covered OREO to total OREO (%)	36.0%	40.2%	41.5%	35.1%	42.8%

- Asset quality continued to improve from already attractive levels
  - Pass Grade loans held above 97% of total loans
  - Nonperforming loans decreased $3.2 million (26%) to $9.1 million, or 0.70% of total loans
  - Nonperforming assets decreased $2.1 million (8%) to $24.7 million, or 1.23% of total assets
    - Includes $6.7 million of covered OREO, which represents 43% of total OREO and 27% of nonperforming assets
  - Reported net recovery of $549,000, or 0.17% of total loans (annualized)
    - Adjusted net recovery* (excludes charge-offs attributable to ASC 310-30 loans) of $698,000, or 0.22% of total loans (annualized)

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands) 1 – Loans exclude deferred fees.

* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Allowance for Loan Losses and FMV Adjustments

PARKSTERLING

Allowance for Loan Losses and FMV Adjustments

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 7,065	$ 7,568	$ 6,259	$ 6,491	$ 6,540
Qualitative ("FAS 5")	1,060	916	1,441	1,096	1,300
Specific ("FAS 114")	1,637	979	946	884	713
PCI loan impairments ("SOP 03-3")	987	1,384	6	360	523
Ending Balance	$ 10,749	$ 10,847	$ 8,652	$ 8,831	$ 9,076
Acquired Loan Fair Market Value (FMV) Adjustments					
Performing acquired loans	$ 560,318	$ 500,130	$ 436,375	$ 406,369	$ 377,593
Less: remaining FMV adjustments	(7,916)	(6,470)	(5,269)	(4,408)	(3,978)
Performing acquired loans, net	552,402	493,660	431,106	401,961	373,615
FMV adjustments %	*-1.41%*	*-1.29%*	*-1.21%*	*-1.08%*	*-1.05%*
PCI loans	152,324	143,430	134,202	116,342	106,983
Less: remaining FMV adjustments	(24,120)	(23,085)	(22,187)	(20,512)	(19,638)
PCI loans, net	128,204	120,345	112,015	95,830	87,345
FMV adjustments %	*-15.83%*	*-16.09%*	*-16.53%*	*-17.63%*	*-18.36%*
Covered (performing and PCI)	109,094	95,864	89,269	83,300	76,221
Less: remaining FMV adjustments	(17,597)	(14,624)	(13,933)	(12,864)	(11,048)
Covered, net	91,497	81,240	75,336	70,436	65,173
FMV adjustments %	*-16.13%*	*-15.25%*	*-15.61%*	*-15.44%*	*-14.49%*
Total acquired loans, net	$ 772,103	$ 695,245	$ 618,457	$ 568,227	$ 526,133
Memo Items					
Total loans, excluding LHFS	$1,329,749	$1,304,659	$1,316,342	$1,295,808	$1,302,826
ALLL to total loans (%)	0.81%	0.83%	0.66%	0.68%	0.70%
Aggregate FMV adjustment	$ 49,633	$ 44,179	$ 41,389	$ 37,784	$ 34,664
Adjusted allowance*	$ 60,382	$ 55,026	$ 50,041	$ 46,614	$ 43,739
Adjusted allowance to total loans* (%)	4.54%	4.22%	3.80%	3.60%	3.36%
Accretion to interest income	$ 3,575	$ 4,035	$ 3,591	$ 3,702	$ 3,692
Reclass to (from) non-accretable difference	(4,693)	(1,053)	(1,699)	(4,698)	(4,504)
Period end accretable yield	45,568	42,248	39,703	39,249	41,084

- Remain comfortable with allowance for loan losses and remaining FMV acquisition accounting adjustments for acquired loans
- Allowance for loan losses increased $245,000 (3%) in 2014Q1 to $9.1 million
  - Allowance for loan losses to total loans increased 2 bps to 0.70%
- Remaining FMV acquisition accounting adjustments for acquired loans decreased $3.1 million (8%) in 2014Q1 to $34.7 million
  - FMV adjustments to acquired loans decreased 6 bps to 6.59%
  - Combined allowance and FMV adjustments to total loans decreased 24 bps to 3.36%*
- Period end accretable yield increased $1.8 million (5%) in 2014Q1 to $41.1 million
  - Aggregate PCI loans continue to perform well
  - Continue to benefit from prudent original discount rate assumptions

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands) *Non-GAAP measure, provided as supplemental information for comparing combined allowance and FMV adjustments to combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix. Covered loans exclude acquired performing reclassified as non-acquired.

Peer Group Comparisons – Asset Quality

PARKSTERLING

NPLs to Total Loans (%)



6.00
5.00
4.00
3.00
2.00
1.00
-
1.29
1.13
1.11
0.95
0.70
5.12 3.20 1.64
4.36 2.49 1.71
3.97 2.32 1.30
4.01 2.28 1.37
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)



7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
1.93
1.58
1.52
1.37
1.23
6.43 2.85 2.34
5.49 2.94 2.20
5.00 2.84 2.20
4.74 2.34 1.78
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
4.54
4.22
3.80
3.60
3.36
0.81
0.83
0.66
0.68
0.70
2.39 1.93 1.47
2.44 1.92 1.44
2.15 1.78 1.33
2.06 1.58 1.26
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Annualized NCOs to Average Loans (%)



2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
(0.20)
(0.40)
0.05
0.08
0.53
0.24
(0.17)
(0.08)
0.09
0.25
0.24
(0.22)
1.54
0.40
0.33
1.21 0.44 0.27
0.54 0.34
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Closing Comments

PARKSTERLING

Strong Financial Performance in 2014Q1

- Reported strong operating results
  - Adjusted net income available to common shareholders* of $3.4 million, or $0.08 per share
  - Adjusted annualized return on average assets* of 0.70%
  - Nonperforming loans to total loans decreased 25 bps to 0.70%
  - Nonperforming assets to total assets decreased 14 bps to 1.23%
  - Tangible common equity to tangible assets* of 11.73%
  - Tier 1 leverage ratio of 11.73%
  - Declared cash dividend on common shares of $0.02 per share (April 2014)

Well Positioned for Future Growth

- Strong balance sheet, asset quality and regulatory standing position the company well for growth
  - Organic opportunities
    - Retail banking benefiting from 2013 investments in training and product capabilities
    - New leadership in Wealth Management and Mortgage Banking driving strategies for future growth
    - Expanding origination capabilities in Metro and Community markets
  - Partnership opportunities
    - Anticipate closing Provident Community partnership in 2014Q2
    - Remain active in M&A discussions

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

PARKSTERLING

PARKSTERLING

Reconciliation of Non-GAAP Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)	March 31, 2013 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,035	$ 5,600	$ 6,320	$ 5,780	$ 4,964
Plus: merger-related expenses	51	386	167	822	836
(gain) loss on sale of securities	(276)	6	-	(104)	-
Adjusted pretax income	4,840	5,992	6,487	6,498	5,800
Tax expense	1,414	1,697	2,162	2,235	1,995
Adjusted net income	$ 3,426	$ 4,295	$ 4,325	$ 4,263	$ 3,805
Preferred dividends	-	-	-	302	51
Adjusted net income available to common shareholders	$ 3,426	$ 4,295	$ 4,325	$ 3,961	$ 3,754
Divided by: weighted average diluted shares	44,264,178	44,288,998	44,273,821	44,204,581	44,069,053
Adjusted net income available to common shareholders per share	$ 0.08	$ 0.10	$ 0.10	$ 0.09	$ 0.09
Estimated tax rate	*29.21%*	*28.32%*	*33.40%*	*34.40%*	*34.40%*
Adjusted net interest margin					
Net interest income (as reported)	$ 17,275	$ 17,702	$ 18,314	$ 18,671	$ 17,736
Less: accelerated mark accretion	(18)	(365)	(529)	(560)	-
Adjusted net interest income	17,257	17,337	17,785	18,111	17,736
Divided by: average earning assets	1,764,187	1,722,688	1,747,886	1,742,312	1,732,366
Mutliplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted net interest margin	3.97%	3.99%	4.04%	4.17%	4.15%
Net interest margin	3.97%	4.08%	4.16%	4.30%	4.15%
Adjusted noninterest income					
Noninterest income (as reported)	$ 3,486	$ 4,404	$ 3,257	$ 3,968	$ 3,458
Less: (gain) loss on sale of securities	(276)	6	-	(104)	-
Adjusted noninterest income	$ 3,210	$ 4,410	$ 3,257	$ 3,864	$ 3,458
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 15,743	$ 15,726	$ 15,670	$ 16,784	$ 15,921
Less: merger-related expenses	(81)	(386)	(167)	(822)	(836)
Adjusted noninterest expense	15,662	15,340	15,503	15,962	15,085
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,426	$ 4,295	$ 4,325	$ 3,961	$ 3,754
Divided by: average assets	1,976,654	1,936,759	1,967,904	1,967,736	1,978,144
Mutliplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted return on average assets	0.70%	0.88%	0.87%	0.81%	0.77%
Return on average assets	0.73%	0.83%	0.85%	0.72%	0.65%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,426	$ 4,295	$ 4,325	$ 3,961	$ 3,754
Divided by: average common equity	265,544	263,217	258,860	261,511	258,234
Mutliplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted return on average equity	5.23%	6.47%	6.63%	6.07%	5.90%
Return on average equity	5.43%	6.09%	6.46%	5.38%	5.01%

(Unaudited; $ in thousands)

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs (recoveries), and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); (iii) adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments), adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on or loss sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)	March 31, 2013 (Unaudited)
Tangible common equity to tangible assets					
Total assets	$ 2,005,244	$ 1,960,790	$ 1,939,891	$ 1,972,923	$ 1,983,571
Less: intangible assets	(34,792)	(35,049)	(35,306)	(35,563)	(35,821)
Tangible assets	$ 1,970,452	$ 1,925,741	$ 1,904,585	$ 1,937,360	$ 1,947,750
Total common equity	$ 265,966	$ 262,083	$ 259,753	$ 256,557	$ 258,485
Less: intangible assets	(34,792)	(35,049)	(35,306)	(35,563)	(35,821)
Tangible common equity	$ 231,174	$ 227,034	$ 224,447	$ 220,994	$ 222,664
Tangible common equity	$ 231,174	$ 227,034	$ 224,447	$ 220,994	$ 222,664
Divided by: tangible assets	$ 1,970,452	$ 1,925,741	$ 1,904,585	$ 1,937,360	$ 1,947,750
Tangible common equity to tangible assets	11.73%	11.79%	11.78%	11.41%	11.43%
Common equity to assets	13.26%	13.37%	13.39%	13.00%	13.03%
Tangible book value per share					
Issued and outstanding shares	44,726,416	44,730,669	44,761,384	44,700,805	44,648,165
Less: nondilutive restricted stock awards	(796,399)	(770,399)	(753,900)	(749,900)	(718,260)
Period end dilutive shares	43,930,017	43,960,270	44,007,484	43,950,905	43,929,905
Tangible common equity	$ 231,174	$ 227,034	$ 224,447	$ 220,994	$ 222,664
Divided by: period end dilutive shares	43,930,017	43,960,270	44,007,484	43,950,905	43,929,905
Tangible common book value per share	$ 5.26	$ 5.16	$ 5.10	$ 5.03	$ 5.07
Common book value per share	$ 6.05	$ 5.96	$ 5.90	$ 5.84	$ 5.88
Adjusted allowance for loan losses					
Allowance for loan losses	$ 9,076	$ 8,831	$ 8,652	$ 10,847	$ 10,749
Plus: acquisition accounting FMV adjustments to acquired loans	34,663	37,783	41,389	44,179	49,633
Adjusted allowance for loan losses	$ 43,739	$ 46,614	$ 50,041	$ 55,026	$ 60,382
Divided by: total loans (excluding LHFS)	$ 1,302,826	$ 1,295,808	$ 1,316,342	$ 1,304,659	$ 1,329,749
Adjusted allowance for loan losses to total loans	3.36%	3.60%	3.80%	4.22%	4.54%
Allowance for loan losses to total loans	0.70%	0.68%	0.66%	0.83%	0.81%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ (549)	$ 805	$ 1,776	$ 274	$ 151
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	(149)	-	(960)	23	(414)
Adjusted net charge-offs (recoveries)	$ (698)	$ 805	$ 816	$ 297	$ (263)
Divided by: average loans	$ 1,305,157	$ 1,310,381	$ 1,319,026	$ 1,337,318	$ 1,346,603
Multiplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted net charge-offs (recoveries) (annualized) to average loans	-0.22%	0.24%	0.25%	0.09%	-0.08%
Net charge-offs (recoveries) (annualized) to average loans	-0.17%	0.24%	0.53%	0.08%	0.05%

Note

As contemplated during the Public Offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at March 31, 2014 and December 31, 2013, and 568,260 shares outstanding at September 30, 2013, June 30, 2013 and March 31, 2014.

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded companies
  - Total assets between $1 billion and $10 billion
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Rank	Market Capitalization ($ in millions)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,307,512	20	$ 175
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	3,672,318	8	560
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,229,576	9	481
4	Capital Bank Financial Corp.	CBF	NASDAQ	FL	Coral Gables	6,622,241	4	1,250
5	Carter Bank & Trust	CARE	OTCQB	VA	Martinsville	4,661,811	6	294
6	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Glen Allen	1,089,532	22	88
7	CommunityOne Bancorp	COB	NASDAQ	NC	Asheboro	1,985,032	14	221
8	Eastern Virginia Bankshares, Inc.	EVBS	NASDAQ	VA	Tappahannock	1,027,663	24	78
9	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,186,461	10	368
10	First Citizens Bancorporation, Inc.	FCBN	OTCQB	SC	Columbia	8,374,101	1	475
11	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,602,515	11	287
12	First Financial Holdings, Inc.	SCBT	NASDAQ	SC	Columbia	7,938,618	2	1,471
13	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	1,950,272	17	284
14	Home Trust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	1,629,325	19	313
15	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	1,965,232	15	268
16	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,090,795	21	178
17	Park Sterling Corporation	PSTB	NASDAQ	NC	Charlotte	1,963,039	16	299
18	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,034,684	23	88
19	Southern BancShares (N.C.), Inc.	SBNC	OTCQB	NC	Mount Olive	2,269,581	12	124
20	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,672,997	5	549
21	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	4,179,079	7	1,178
22	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,425,419	3	1,106
23	VantageSouth Bancshares, Inc.	VSB	NYSE MKT	NC	Raleigh	2,118,921	13	342
24	Yadkin Financial Corporation	YDKN	NASDAQ	NC	Elkin	1,805,478	18	281

Source: SNL Financial; market data as of April 17, 2014